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                                                             Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this registration statement on Form S-8 of our reports dated February 13, 1997, except for Note 15 as to which the date is February 19, 1997, on our audits of the financial statements and financial statements schedule of Chancellor
     Broadcasting Company and Subsidiaries.


                                      /s/ Coopers & Lybrand L.L.P.
                                   ----------------------------------------
                                   Coopers & Lybrand L.L.P.

     Dallas, TX
     April 28, 1997




















































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